     As filed with the Securities and Exchange Commission on April 4, 1997
                                                    Registration No. 33-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               C-TEC Corporation
            (Exact name of registrant as specified in its charter)

            Pennsylvania                                 23-2093008
     (State or other jurisdiction                      (I.R.S. employee
   of incorporation or organization)                  identification no.)

                              105 Carnegie Center
                          Princeton, New Jersey 08540
                   (Address of principal executive offices)

   C-TEC Corporation 1997 Non-Management Directors' Stock Compensation Plan
                             (Full title of Plan)

                           Raymond B. Ostroski, Esq.
                 Executive Vice President and General Counsel
                               C-TEC Corporation
                              105 Carnegie Center
                          Princeton, New Jersey 08540
                    (Name and address of agent for service)
                                (609) 734-3700
         (Telephone number, including area code of agent for service)

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                 Proposed Maximum          Proposed Maximum
 Title of Securities to      Amount to be       Offering Price Per             Aggregate              Amount of
    be Registered             Registered             Unit/(1)/                Offering(1)          Registration Fee
--------------------------------------------------------------------------------------------------------------------
 Common Stock, par              25,000                $28.25                  $706,250.00              $214.02
  value $1.00 per
      share
====================================================================================================================

/(1)/Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 (the "Act") on the basis of the last reported price of the registrant's Common Stock on March 31, 1997.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1. Plan Information

         Not required to be filed with this Registration Statement.

Item 2. Registrant Information and Employee Plan Annual Information.

         Not required to be filed with this Registration Statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

         The following documents which have been heretofore filed with the Securities and Exchange Commission (the "Commission") by C-TEC Corporation (the "Company") are incorporated by reference in this Registration Statement.

(a) The Company's Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") as filed with the Commission.

(b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the Annual Report referred to in (a) above.

(c) The description of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), contained in the Company's Current Report on Form 8-K/A, dated November 21, 1995, filed pursuant to Section 13 or 15(d) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

            All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

         Not Applicable.

Item 5. Interests of Named Experts and Counsel.

         Not Applicable.

Item  6. Indemnification of Directors and Officers.

         Reference is made to Sections 1741 and 1742 of the 1988 Business Corporation Law of the Commonwealth of Pennsylvania, which provide for indemnification of directors and officers in certain circumstances. In addition,
Article IV of the By-Laws of the Company provides that, except as prohibited by law, any director or officer of the Company is entitled to be indemnified any action or proceeding in which he or she may be involved by virtue of holding such position.

         In addition, the Company maintains a directors' and officers' liability insurance policy.

Item 7. Exemption from Registration Claimed.

         Not Applicable.

Item 8.  Exhibits.

                  Exhibit
                  Number            Description
                  -------           -----------
                   5(a)             Opinion of Raymond B. Ostroski, Esq. regarding the legality of the securities being registered.

                  10(g)             C-TEC Corporation 1997 Non-Management Directors' Stock Compensation Plan.

                  23(a)             Consent of Coopers & Lybrand, Independent Auditors.

                  23(b)             Consent of Raymond B. Ostroski, Esq. (filed herewith and included in Exhibit 5(a)).

                  24(a)             Powers of Attorney (included in signature page).

Item 9. Required Undertakings.

     (a) The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply
     --------  -------
     if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by ss.210.3-19 of this chapter at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or ss.210.3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Princeton, New Jersey, on April _, 1997.

                                                  C-TEC Corporation

                                                  By: _______________________
                                                     David C. McCourt, Chairman
                                                     and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below in so signing also makes, constitutes and appoints Raymond B. Ostroski such person's true and lawful attorney-in-fact, with full power of substitution, for such person in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any or all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.


Name                      Title                                 Date
----                      -----                                 ----

-------------------       Chairman and                          April _, 1997
David C. McCourt          Chief Executive Officer
                          (Principal Executive Officer)

-------------------       Director, President and
Michael J. Mahoney        Chief Operating Officer               April _, 1997

-------------------       Director, Executive Vice President    April _, 1997
Bruce C. Godfrey          and Chief Financial Officer
                          (Principal Financial
                          and Accounting Officer)

/s/ James Q. Crowe
-------------------
James Q. Crowe             Director                             April _, 1997

-------------------
Stuart E. Graham           Director                             April _, 1997


Name                                        Title                              Date
----                                        -----                              ----

/s/ Frank M. Henry
----------------------
Frank M. Henry                              Director                           April 1, 1997

/s/ Richard R. Jaros
----------------------
Richard R. Jaros                            Director                           April 1, 1997

/s/ Robert E. Julian
----------------------
Robert E. Julian                            Director                           April 1, 1997

----------------------
Daniel E. Knowles                           Director                           April 1, 1997

/s/ David C. Mitchell
----------------------
David C. Mitchell                           Director                           April 1, 1997

----------------------
Eugene Roth                                 Director                           April _, 1997

----------------------
Walter Scott, Jr.                           Director                           April _, 1997

----------------------
Michael B. Yanney                           Director                           April _, 1997

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1. Plan Information

         Not required to be filed with this Registration Statement.

Item 2. Registrant Information and Employee Plan Annual Information.

         Not required to be filed with this Registration Statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

         The following documents which have been heretofore filed with the Securities and Exchange Commission (the "Commission") by C-TEC Corporation (the "Company") are incorporated by reference in this Registration Statement.

(a) The Company's Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") as filed with the Commission.

(b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the Annual Report referred to in (a) above.

(c) The description of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), contained in the Company's Current Report on Form 8-K/A, dated November 21, 1995, filed pursuant to Section 13 or 15(d) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

            All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

         Not Applicable.

Item 5. Interests of Named Experts and Counsel.

         Not Applicable.

Item  6. Indemnification of Directors and Officers.

         Reference is made to Sections 1741 and 1742 of the 1988 Business Corporation Law of the Commonwealth of Pennsylvania, which provide for indemnification of directors and officers in certain circumstances. In addition,
Article IV of the By-Laws of the Company provides that, except as prohibited by law, any director or officer of the Company is entitled to be indemnified any action or proceeding in which he or she may be involved by virtue of holding such position.

         In addition, the Company maintains a directors' and officers' liability insurance policy.

Item 7. Exemption from Registration Claimed.

         Not Applicable.

Item 8.  Exhibits.

                  Exhibit
                  Number            Description
                  -------           -----------
                   5(a)             Opinion of Raymond B. Ostroski, Esq. regarding the legality of the securities being registered.

                  10(g)             C-TEC Corporation 1997 Non-Management Directors' Stock Compensation Plan.

                  23(a)             Consent of Coopers & Lybrand, Independent Auditors.

                  23(b)             Consent of Raymond B. Ostroski, Esq. (filed herewith and included in Exhibit 5(a)).

                  24(a)             Powers of Attorney (included in signature page).

Item 9. Required Undertakings.

     (a) The undersigned registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply
     --------  -------
     if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by ss.210.3-19 of this chapter at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or ss.210.3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Princeton, New Jersey, on April 4, 1997.

                                                  C-TEC Corporation
                                                     /s/ David C. McCourt
                                                  By: _______________________
                                                     David C. McCourt, Chairman
                                                     and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below in so signing also makes, constitutes and appoints Raymond B. Ostroski such person's true and lawful attorney-in-fact, with full power of substitution, for such person in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any or all amendments and post-effective amendments to this Registration Statement, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.


Name                      Title                                 Date
----                      -----                                 ----
/s/ David C. McCourt
----------------------    Chairman and                          April 4, 1997
David C. McCourt          Chief Executive Officer
                          (Principal Executive Officer)

/s/ Michael J. Mahoney
----------------------    Director, President and               April 4, 1997
Michael J. Mahoney        Chief Operating Officer

/s/ Bruce C. Godfrey
----------------------    Director, Executive Vice President    April 4, 1997
Bruce C. Godfrey          and Chief Financial Officer
                          (Principal Financial
                          and Accounting Officer)

/s/ James Q. Crowe
----------------------     Director                             April 4, 1997
James Q. Crowe

/s/ Stuart E. Graham
----------------------     Director                             April 4, 1997
Stuart E. Graham


Name                                        Title                              Date
----                                        -----                              ----

/s/ Frank M. Henry
----------------------
Frank M. Henry                              Director                           April 4, 1997

/s/ Richard R. Jaros
----------------------
Richard R. Jaros                            Director                           April 4, 1997

/s/ Robert E. Julian
----------------------
Robert E. Julian                            Director                           April 4, 1997

/s/ Daniel E. Knowles
----------------------
Daniel E. Knowles                           Director                           April 4, 1997

/s/ David C. Mitchell
----------------------
David C. Mitchell                           Director                           April 4, 1997

/s/ Eugene Roth
----------------------
Eugene Roth                                 Director                           April 4, 1997

/s/ Walter Scott, Jr.
----------------------
Walter Scott, Jr.                           Director                           April 4, 1997

/s/ Michael B. Yanney
----------------------
Michael B. Yanney                           Director                           April 4, 1997

                                                      Commission File Number 33-

--------------------------------------------------------------------------------








                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  -----------



                               C-TEC CORPORATION


                                   FORM S-8


                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933



                                  -----------



                                   EXHIBITS




--------------------------------------------------------------------------------

                                 EXHIBIT INDEX

Exhibit
Number           Description
-------          -----------

5(a) Opinion of Raymond B. Ostroski, Esq. regarding the legality of the securities being registered.

10(g)            C-TEC Corporation 1997 Non-Management Directors' Stock
                 Compensation Plan.

23(a)            Consent of Coopers & Lybrand, Independent Auditors.

23(b) Consent of Raymond B. Ostroski, Esq. (filed herewith and included in Exhibit 5(a)).

24(a)            Powers of Attorney (included in signature page).
